SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

UWM Holdings Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of UWM HOLDINGS CORPORATION Our meeting will be held at 10:30 a.m. on June 8, 2022 at our offices located at: UWM Main Campus – North Auditorium, 585 S. Boulevard E, Pontiac, MI 48341 COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/25/2022. Please visit http://www.astproxyportal.com/ast/24859, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) -MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. MAIL: You may request a card by following the instructions above. 1. Election of Directors: NOMINEES: Kelly Czubak Alex Elezaj Mat Ishbia 2. To ratify selection of Deloitte & Touche, LLP (“Deloitte”) as our Independent Registered Public Accountants. 3. To approve, on an advisory basis, the compensation of our named executive officers. 4. To approve, on an advisory basis, the frequency of the advisory vote on the compensation of our named executive officers. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSALS 2 AND 3 AND FOR EVERY “1 YEAR” ON PROPOSAL 4. Please note that you cannot use this notice to vote by mail.

ANNUAL MEETING OF SHAREHOLDERS OF

UWM HOLDINGS CORPORATION

June 8, 2022

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/24859

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20333040000000001000 1 060822

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSALS 2 AND 3 AND FOR EVERY "1 YEAR" ON PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Kelly Czubak
- ○ Alex Elezaj
- ○ Mat Ishbia

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To ratify selection of Deloitte & Touche, LLP ("Deloitte") as our Independent Registered Public Accountants.	☐	☐	☐
3. To approve, on an advisory basis, the compensation of our named executive officers.	☐	☐	☐

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
4. To approve, on an advisory basis, the frequency of the advisory vote on the compensation of our named executive officers.	☐	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, FOR Proposal 2 and Proposal 3 and for every 1 YEAR on Proposal 4.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.